UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end:  June 30, 2015

Date of reporting period:  June 30, 2015

Item 1. Report to Stockholders.

LK Balanced Fund

Institutional Class Shares – LKBLX

Annual Report
www.lkfunds.com	June 30, 2015

LK Balanced Fund

July 27, 2015

Dear Fellow Shareholders,

While the overall U.S. economy remains in good shape, the decline in energy and energy-related sectors negatively impacted portfolio performance.  Over the past twelve months, the LK Balanced Fund (the “Fund”) suffered a 5.55% decline.  This compares to benchmark returns of 7.42% for the S&P 500® Index, 1.86% for the Barclays US Aggregate Bond Index, and 3.11% for the Lipper Balanced Funds Index.  The past twelve months Fund performance deviated from index performance primarily due to relative over exposure to energy and energy-related stocks on the equity side of the portfolio.  While these securities appear to remain solid long term companies, the sharp decline in oil prices led to a significant sell-off in their share prices.  Falling energy prices and a strong dollar have dominated the news flow for some time, a situation that is unlikely to abate in the near term.  We would expect lower oil prices to eventually lead to increases in consumer spending which should drive growth in demand and production.  Although the economy may lose a little momentum when (if) short-term interest rates start to rise, we expect the economic expansion cycle to continue going forward.

Overall, U.S. corporations appear healthy with strong balance sheets.  This is especially true of your Fund portfolio holdings.  Fund equity holdings consist of a mix of companies with varying degrees of sensitivity to overall market conditions.  Well known quality corporations like Walt Disney (DIS) and ConAgra Foods (CAG) had a positive effect on portfolio performance over the past year, while the energy and energy-related holdings such as Anadarko Petroleum (APC), Chesapeake Energy (CHK), Chicago Bridge & Iron (CBI), and Freeport-McMoRan (FCX) all provided negative returns.  We believe in taking a long-term investing view and focus on tangible financial fundamentals, rather than reacting to market volatility and sensationalized headlines.  Near-term performance is often driven more by market forces than by corporate performance.  We attempt to identify corporations whose performance over time will be recognized and reflected in the market price of their securities.  The commonly held belief that the Fed will raise interest rates shortly has been acting as a depressant on market returns, but we continue to see compelling fundamentals that could work their way into valuations. Our crystal ball doesn’t tell us how long the current bull market will last, but remaining calm in the face of volatility, while focusing on what appear to be strong long-term fundamentals, seems to be the most prudent path toward possibility of positive outcomes in the future.

The past year was one of the most challenging in our careers, yet we continue to have a positive view of both the near and long-term future for the economy, the markets, and most importantly the LK Balanced Fund.  As always, we thank you for your trust and confidence.

Sincerely,

Thomas J. Sudyka, Jr., CFA®	Bruce H. Van Kooten, CFA®

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please see the schedule of investments for a complete list of fund holdings.

LK Balanced Fund

Mutual fund investing involves risk. Principal loss is possible. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies. Foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The Fund’s investments in debt securities will be subject to credit risk, interest rate risk, prepayment risk and duration risk. Credit risk is the risk that an issuer will not make timely payments of principal and interest. Interest rate risk is the risk that the value of debt securities fluctuates with changes in interest rates (e.g. increases in interest rates result in a decrease in value of debt securities). Pre-payment risk is the risk that the principal on debt securities will be paid off prior to maturity causing the Fund to invest in debt securities with lower interest rates. Investments in below investment grade debt securities and unrated securities of similar credit quality as determined by the Adviser (commonly known as “junk bonds”) involve a greater risk of default and are subject to greater levels of credit and liquidity risk. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Barclays US Aggregate Bond Index is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance. The Lipper Balanced Fund Index is an equally weighted index of the 30 largest U.S. Balanced Funds. One may not directly invest in an index.

LK Balanced Fund

Value of $50,000 Investment (Unaudited)

The chart assumes an initial investment of $50,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of June 30, 2015

	One Year	Five Year	Ten Year	Since Inception
LK Balanced Fund(1)(2)	(5.55)%	8.37%	6.50%	8.23%
Lipper Balanced Funds Index(3)	3.11%	10.39%	6.10%	8.12%
S&P 500 Index(4)	7.42%	17.34%	7.89%	10.28%
Barclays Aggregate Bond Index(5)	1.86%	3.35%	4.44%	6.56%

(1)	Fund commenced operations on July 1, 2012.
(2)
The performance data quoted for periods prior to July 1, 2012 is that of the L/K Limited Partnership #1 (the “Partnership”).  The Partnership commenced operations on December 31, 1986.  The Partnership was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund.  If it had been, the Partnership’s performance might have been lower.

(3)	The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. Balanced Funds.
(4)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks.
(5)	The Barclays Aggregate Bond Index is an intermediate term index and a market capitalization-weighted index, where securities in the index are weighted according to the market size of each bond type.

LK Balanced Fund

Expense Example (Unaudited)
June 30, 2015

As a shareholder of the Fund, you incur ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2015 – June 30, 2015).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the  expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (1/1/2015)	Value (6/30/2015)	(1/1/2015 to 6/30/2015)
LK Balanced Fund Actual(2)	$1,000.00	$1,001.60	$4.96
LK Balanced Fund Hypothetical
(5% return before expenses)	$1,000.00	$1,019.84	$5.01

(1)	Expenses are equal to the Fund’s expense ratio for the most recent six-month period of 1.00%, multiplied by the average account value over the period, 181/365 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended June 30, 2015 of 0.16%.

LK Balanced Fund

Allocation of Portfolio Net Assets (Unaudited)
June 30, 2015
(% of Net Assets)

Top Ten Holdings (Unaudited)
June 30, 2015(1)
(% of net assets)

Texas Pacific Land Trust	3.4%
Chicago Bridge & Iron	3.0%
Walt Disney	3.0%
Vulcan Materials	2.8%
Lincoln Electric Holdings	2.7%
Pfizer	2.5%
Boeing	2.4%
Microsoft	2.3%
Verizon Communications	2.1%
Symetra	2.0%

(1)	First American Government Obligations, Class Z, is excluded from the Top Ten Holdings.

LK Balanced Fund

Schedule of Investments
June 30, 2015

Description	Shares	Value

COMMON STOCKS – 60.6%

Consumer Discretionary – 9.2%
Cato, Class A	12,500	$484,500
Discovery Communications, Series C*	10,300	320,124
LKQ*	11,000	332,695
McDonald’s	2,000	190,140
Walt Disney	7,000	798,980
Winnebago Industries	13,000	306,670
		2,433,109
Consumer Staples – 3.4%
ConAgra Foods	11,500	502,780
Procter & Gamble	5,000	391,200
		893,980
Energy – 4.3%
Chesapeake Energy	20,000	223,400
Chevron	4,418	426,205
ConocoPhillips	8,000	491,280
		1,140,885
Financials – 11.5%
Berkshire Hathaway, Class A*	2	409,700
Berkshire Hathaway, Class B*	1,900	258,609
Leucadia National	14,400	349,632
Plum Creek Timber – REIT	8,000	324,560
Symetra	22,500	543,825
Texas Pacific Land Trust	6,000	902,940
The St. Joe Company*	17,000	264,010
		3,053,276
Health Care – 5.9%
Johnson & Johnson	4,000	389,840
Pfizer	20,000	670,600
Thermo Fisher Scientific	4,000	519,040
		1,579,480
Industrials – 14.3%
Aerojet Rocketdyne Holdings*	22,000	453,420
Boeing	4,500	624,240
Chicago Bridge & Iron	16,000	800,640
Costamare	22,125	406,436
Kansas City Southern	4,600	419,520

See Notes to the Financial Statements

LK Balanced Fund

Schedule of Investments – Continued
June 30, 2015

Description	Shares/Par	Value

COMMON STOCKS – 60.6% (CONTINUED)

Industrials – 14.3%(Continued)
Lincoln Electric Holdings	11,600	$706,324
Precision Castparts	2,000	399,740
		3,810,320
Information Technology – 2.3%
Microsoft	14,000	618,100

Materials – 7.6%
Cemex SAB de CV – ADR*	40,820	373,911
Compass Minerals International	6,000	492,840
Constellium, Class A*	34,000	402,220
Vulcan Materials	9,000	755,370
		2,024,341
Telecommunication Services – 2.1%
Verizon Communications	11,700	545,337
Total Common Stocks
(Cost $10,736,830)		16,098,828

CORPORATE BONDS – 22.3%

Consumer Discretionary – 3.0%
McDonald’s
1.875%, 05/29/2019	$250,000	249,701
Viacom
3.875%, 12/15/2021	250,000	253,966
Walt Disney
5.875%, 12/15/2017	250,000	278,039
		781,706
Consumer Staples – 5.9%
Archer-Daniels-Midland
4.479%, 03/01/2021	250,000	275,980
Campbell Soup
2.500%, 08/02/2022	300,000	285,946
Coca-Cola
7.125%, 08/01/2017	150,000	168,346
Procter & Gamble
1.800%, 11/15/2015	275,000	276,408
Wal-Mart Stores
3.625%, 07/08/2020	300,000	319,547

See Notes to the Financial Statements

LK Balanced Fund

Schedule of Investments – Continued
June 30, 2015

Description	Par	Value

CORPORATE BONDS – 22.3% (CONTINUED)

Consumer Staples – 5.9%(Continued)
William Wrigley Jr. Company
4.650%, 07/15/2015	$250,000	$250,270
		1,576,497
Energy – 1.9%
ConocoPhillips
6.650%, 07/15/2018	250,000	286,249
Murphy Oil
3.700%, 12/01/2022	250,000	229,120
		515,369
Financials – 3.9%
Berkshire Hathaway
1.900%, 01/31/2017	265,000	269,197
JPMorgan Chase
3.500%, 03/28/2027^	250,000	253,362
Morgan Stanley
5.000%, 10/15/2030^	500,000	505,378
		1,027,937
Health Care – 3.4%
Pfizer
4.650%, 03/01/2018	250,000	272,720
Stryker
4.375%, 01/15/2020	200,000	219,334
Teva Pharmaceutical Finance IV
2.250%, 03/18/2020	150,000	147,513
Wyeth
5.500%, 02/15/2016	250,000	257,659
		897,226
Industrials – 0.9%
United Parcel Service
2.450%, 10/01/2022	250,000	241,483

Information Technology – 2.3%
Corning
7.530%, 03/01/2023	110,000	129,350
Intel
2.700%, 12/15/2022	250,000	244,677

See Notes to the Financial Statements

LK Balanced Fund

Schedule of Investments – Continued
June 30, 2015

Description	Par	Value

CORPORATE BONDS – 22.3% (CONTINUED)

Information Technology – 2.3%(Continued)
Motorola Solutions
3.750%, 05/15/2022	$250,000	$246,414
		620,441
Telecommunication Services – 1.0%
Qwest
7.125%, 11/15/2043	250,000	250,798
Total Corporate Bonds
(Cost $5,825,679)		5,911,457

MUNICIPAL BONDS – 5.4%
Blair, Nebraska Water System
Series C
3.500%, 12/15/2017	200,000	204,640
Colony, Texas Local Development Corporation
Series A
2.594%, 10/01/2020 – BHAC Insured	190,000	187,359
La Vista, Nebraska Economic Development Fund
6.530%, 10/15/2017	200,000	202,572
Lincoln, Nebraska Airport Authority
Series C
3.628%, 07/01/2022	350,000	355,852
Omaha, Nebraska Special Tax, Build America Bonds
Series B
4.130%, 10/15/2016	220,000	226,604
Ralston, Nebraska
Series A
4.350%, 09/15/2024	260,000	267,527
Total Municipal Bonds
(Cost $1,427,723)		1,444,554

U.S. GOVERNMENT SECURITIES – 4.1%
Federal National Mortgage Association
2.750%, 04/03/2028^	500,000	491,919
U.S. Treasury Notes#
2.125%, 01/15/2019	275,500	300,058
1.125%, 01/15/2021	270,395	286,344
Total U.S. Government Securities
(Cost $1,044,381)		1,078,321

See Notes to the Financial Statements

LK Balanced Fund

Schedule of Investments – Continued
June 30, 2015

Description	Shares	Value

EXCHANGE-TRADED FUND – 0.7%
SPDR Gold Trust*
(Cost $125,676)	1,575	$176,983

SHORT-TERM INVESTMENT – 7.2%
First American Government Obligations, Class Z, 0.01%(a)
(Cost $1,918,369)	1,918,369	1,918,369
Total Investments – 100.3%
(Cost $21,078,658)		26,628,512
Other Assets and Liabilities, Net – (0.3)%		(71,286)
Total Net Assets – 100.0%		$26,557,226

*	Non-income producing security.
#
U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

^	Variable rate security – The rate shown is the rate in effect as of June 30, 2015.
(a)	The rate shown is the annualized seven day effective yield as of June 30, 2015.
ADR – American Depositary Receipt.
REIT – Real Estate Investment Trust.
BHAC – Berkshire Hathaway Assurance Corporation.

See Notes to the Financial Statements

LK Balanced Fund

Statement of Assets and Liabilities
June 30, 2015

ASSETS:
Investments, at value
(cost $21,078,658)	$26,628,512
Cash	952
Dividends & interest receivable	91,016
Prepaid expenses	4,574
Total assets	26,725,054

LIABILITIES:
Payable to investment adviser	3,540
Payable for investment securities purchased	119,468
Payable for fund administration & accounting fees	11,398
Payable for compliance fees	1,998
Payable for transfer agent fees & expenses	5,607
Payable for custody fees	902
Payable for trustee fees	3,253
Accrued expenses	21,662
Total liabilities	167,828

NET ASSETS	$26,557,226

NET ASSETS CONSIST OF:
Paid-in capital	$20,561,053
Accumulated undistributed net investment income	153,309
Accumulated undistributed net realized gain on investments	293,010
Net unrealized appreciation on investments	5,549,854
Net Assets	$26,557,226

Shares outstanding, unlimited number of shares authorized without par value	614,678

Net asset value, redemption price and offering price per share	$43.21

See Notes to the Financial Statements

LK Balanced Fund

Statement of Operations
For the Year Ended June 30, 2015

INVESTMENT INCOME:
Dividend income	$323,754
Less: Foreign taxes withheld	(820)
Interest income	273,123
Total investment income	596,057

EXPENSES:
Investment adviser fees (See Note 4)	201,917
Fund administration & accounting fees (See Note 4)	70,140
Transfer agent fees (See Note 4)	30,443
Audit fees	17,993
Compliance fees (See Note 4)	11,994
Legal fees	11,487
Postage & printing fees	11,007
Trustee fees (See Note 4)	10,022
Federal & state registration fees	6,871
Custody fees (See Note 4)	5,120
Other	4,743
Total expenses before reimbursement/waiver	381,737
Less: reimbursement/waiver from investment adviser (See Note 4)	(112,514)
Net expenses	269,223

NET INVESTMENT INCOME	326,834

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	621,150
Net change in unrealized appreciation on investments	(2,456,685)
Net realized and unrealized loss on investments	(1,835,535)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,508,701)

See Notes to the Financial Statements

LK Balanced Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	June 30, 2015	June 30, 2014
OPERATIONS:
Net investment income	$326,834	$444,778
Net realized gain on investments	621,150	1,185,000
Net change in unrealized appreciation on investments	(2,456,685)	2,305,646
Net increase (decrease) in net assets resulting from operations	(1,508,701)	3,935,424

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,023,849	2,919,587
Proceeds from reinvestment of distributions	1,779,684	641,585
Payments for shares redeemed	(3,115,724)	(797,126)
Net increase in net assets resulting from capital share transactions	2,687,809	2,764,046

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(502,814)	(211,802)
From net realized gains	(1,276,870)	(429,783)
Total distributions to shareholders	(1,779,684)	(641,585)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(600,576)	6,057,885

NET ASSETS:
Beginning of year	27,157,802	21,099,917
End of year (including accumulated undistributed net
investment income of $153,309 and $329,478, respectively)	$26,557,226	$27,157,802

See Notes to the Financial Statements

LK Balanced Fund

Financial Highlights

For a Fund share outstanding throughout the year.
	Year Ended	Year Ended	Year Ended
	June 30, 2015	June 30, 2014	June 30, 2013
PER SHARE DATA:

Net asset value, beginning of year	$49.06	$42.82	$38.16

INVESTMENT OPERATIONS:
Net investment income	0.54	0.81	0.52
Net realized and unrealized
gains (losses) on investments	(3.24)	6.67	5.30
Total from investment operations	(2.70)	7.48	5.82

LESS DISTRIBUTIONS FROM:
Net investment income	(0.89)	(0.41)	(0.32)
Net realized gains	(2.26)	(0.83)	(0.84)
Total distributions	(3.15)	(1.24)	(1.16)

Net asset value, end of year	$43.21	$49.06	$42.82

TOTAL RETURN	(5.55)%	17.68%	15.46%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$26.6	$27.2	$21.1

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.42%	1.43%	1.62%
After expense reimbursement/waiver	1.00%	1.00%	1.00%

Ratio of net investment income
to average net assets:
Before expense reimbursement/waiver	0.79%	1.40%	0.64%
After expense reimbursement/waiver	1.21%	1.83%	1.26%

Portfolio turnover rate	16%	20%	20%

See Notes to the Financial Statements

LK Balanced Fund

Notes to the Financial Statements
June 30, 2015

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The LK Balanced Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation and current income. Prior to July 1, 2012, the Fund’s investment adviser managed a limited partnership with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The limited partnership, which incepted on December 31, 1986, converted into, and the Fund commenced operations in the Trust on, July 1, 2012.  The Fund currently offers one class, the Institutional Class.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the year ended June 30, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended June 30, 2015, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended June 30, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended June 30, 2015, the Fund decreased accumulated undistributed net investment income by $189 and increased accumulated undistributed net realized gain on investments by $189.

LK Balanced Fund

Notes to the Financial Statements – Continued
June 30, 2015

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate and Municipal Bonds – Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

LK Balanced Fund

Notes to the Financial Statements – Continued
June 30, 2015

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$16,098,828	$—	$—	$16,098,828
Corporate Bonds	—	5,911,457	—	5,911,457
Municipal Bonds	—	1,444,554	—	1,444,554
U.S. Government Securities	—	1,078,321	—	1,078,321
Exchange-Traded Fund	176,983	—	—	176,983
Short-Term Investment	1,918,369	—	—	1,918,369
Total Investments	$18,194,180	$8,434,332	$—	$26,628,512

Transfers between levels are recognized at the end of the reporting period.  During the year ended June 30, 2015, the Fund recognized no transfers between levels.  The Fund did not invest in any Level 3 investments during the year.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Lawson Kroeker Investment Management, Inc. (“the Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.00% of the Fund’s average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement will be in effect through at least May 31, 2016.  Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

LK Balanced Fund

Notes to the Financial Statements – Continued
June 30, 2015

Expiration	Amount
June 30, 2016	$116,614
June 30, 2017	$104,101
June 30, 2018	$112,514

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended June 30, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust is an interested person of the Distributor.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	June 30, 2015	June 30, 2014
Shares sold	89,085	63,442
Shares issued to holders in reinvestment of distributions	40,931	14,018
Shares redeemed	(68,949)	(16,591)
Net increase in shares outstanding	61,067	60,869

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended June 30, 2015, were as follows:

	Purchases	Sales
U.S. Government	$996,875	$1,500,000
Other	$4,420,197	$2,546,193

7.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at June 30, 2015, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net Appreciation	Tax Cost
$6,597,780	$(1,047,525)	$5,550,255	$21,078,257

LK Balanced Fund

Notes to the Financial Statements – Continued
June 30, 2015

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the differences in the treatment of certain pass-through items from grantor trusts.  At June 30, 2015, components of accumulated earnings on a tax-basis were as follows:

Undistributed	Undistributed		Total
Ordinary	Long-Term	Unrealized	Accumulated
Income	Capital Gains	Appreciation	Earnings
$158,179	$287,739	$5,550,255	$5,996,173

As of June 30, 2015, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended June 30, 2015, the Fund did not defer any qualified late year losses.

The tax character of distributions paid during the year ended June 30, 2015, were as follows:

Ordinary Income*	Long Term Capital Gains**	Total
$505,817	$1,273,867	$1,779,684

The tax character of distributions paid during the year ended June 30, 2014, were as follows:

Ordinary Income*	Long Term Capital Gains**	Total
$212,664	$428,921	$641,585

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.
**	The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3)(C).

LK Balanced Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of LK Balanced Fund and
Board of Trustees of Managed Portfolio Series

In planning and performing our audit of the financial statements of LK Balanced Fund (the “Fund”), a series of Managed Portfolio Series, as of and for the year ended June 30, 2015, in accordance with the standards of the Public Company Accounting Oversight Board (United States), we considered the Fund’s internal control over financial reporting, including controls over safeguarding securities, as a basis for designing our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

The management of the Fund is responsible for establishing and maintaining effective internal control over financial reporting.  In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls.  A fund’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles (GAAP).  A fund’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the fund; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the fund are being made only in accordance with authorizations of management and trustees of the fund; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a fund’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

A deficiency in internal control over financial reporting exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.  A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Fund’s annual or interim financial statements will not be prevented or detected on a timely basis.

Our consideration of the Fund’s internal control over financial reporting was for the limited purpose described in the first paragraph and would not necessarily disclose all deficiencies in internal control that might be material weaknesses under standards established by the Public Company Accounting Oversight Board (United States).  However, we noted no deficiencies in the Fund’s internal control over financial reporting and its operation, including controls over safeguarding securities, that we consider to be a material weakness as defined above as of June 30, 2015.

This report is intended solely for the information and use of management and the Board of Trustees of the Fund and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
August 25, 2015

LK Balanced Fund

Additional Information (Unaudited)
Approval of Investment Advisory Agreement

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2015, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Lawson Kroeker Investment Management, Inc. (“LK”) regarding the LK Balanced Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 8, 2015, the Trustees received and considered information from LK and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by LK with respect to the Fund; (2) the cost of the services provided and the profits realized by LK from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to LK resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by a representative of LK, and the Support Materials, the Board concluded that the overall arrangements between the Trust and LK set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that LK performs, the investment advisory fees that the Fund pays and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that LK provides under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that LK effects on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees noted the investment philosophy of the portfolio managers and their significant investment and portfolio management experience.  The Trustees also considered LK’s capitalization, its assets under management, and the Fund’s performance through December 31, 2014 compared to the performance of its benchmark and to the composite of accounts that LK manages utilizing similar investment strategies to that of the Fund. The Trustees noted that the Fund outperformed its benchmark since the inception of the Fund’s predecessor in 1986 and during several calendar year periods over the past ten years. The Trustees also

LK Balanced Fund

Additional Information (Unaudited) – Continued

noted that the Fund’s performance was consistent with the performance of its composite over all relevant time periods.  The Trustees concluded that they were satisfied with the nature, extent and quality of services provided by LK to the Fund pursuant to the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that the Fund pays to LK under the Investment Advisory Agreement, as well as LK’s profitability from services that it rendered to the Fund during the 12 month period ended June 30, 2014.  In that regard, the Trustees noted that LK subsidizes the costs of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund.  The Trustees noted that while the management fees LK charges to separately managed accounts with asset levels similar to those of the Fund are lower than the advisory fee for the Fund, LK has additional responsibilities with respect to the Fund, including more frequent trading and cash management stemming from the Fund’s daily subscriptions and redemptions, additional compliance and shareholder servicing obligations, and the preparation of Board and shareholder materials, that justify the higher fee. The Trustees also noted that LK has contractually agreed to reduce its management fees and, if necessary, reimburse the Fund for its operating expenses, as specified in the Fund’s prospectus.  The Trustees concluded that LK’s service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds within the same Morningstar benchmark category.  The Trustees noted that the Fund’s management fee was higher than the average and median management fees reported for the benchmark category.  They also considered that the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average total expenses reported for the benchmark category, but that the average net assets of funds comprising the benchmark category were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees because advisory services provided may vary from one investment adviser to another, the Trustees concluded that LK’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted that given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.  The Trustees also considered that LK had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits.  The Trustees noted that LK does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees concluded that LK does not receive any additional financial benefits from services rendered to the Fund.

LK Balanced Fund

Additional Information (Unaudited) – Continued
June 30, 2015

TRUSTEES AND OFFICERS

			Number of		Other
		Term of	Portfolios		Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Roel C. Campos, Esq.	Trustee	Indefinite	26	Partner, Locke Lord LLP (a law firm)	Director,
615 E. Michigan St.		Term; Since		(2011-present); Partner, Cooley LLP	WellCare Health
Milwaukee, WI 53202		April 2011		(a law firm) (2007-2011);	Plans, Inc.
Age: 66				Commissioner, U.S. Securities and	(2013-Present);
				Exchange Commission (2002-2007).	Director, Regional
Management
Corp.
(2012-Present).

David A. Massart	Trustee and	Indefinite	26	Co-Founder and Chief Investment	Independent
615 E. Michigan St.	Valuation	Term; Since		Strategist, Next Generation Wealth	Trustee
Milwaukee, WI 53202	Committee	April 2011		Management, Inc. (2005-Present).	ETF Series
Age: 48	Chairman				Solutions
(11 Portfolios)
(2012-Present).

Leonard M. Rush, CPA	Trustee and	Indefinite	26	Chief Financial Officer, Robert W.	Independent
615 E. Michigan St.	Audit	Term; Since		Baird & Co. Incorporated, (2000-2011).	Trustee
Milwaukee, WI 53202	Committee	April 2011			ETF Series
Age: 69	Chairman				Solutions
(11 Portfolios)
(2012-Present);
Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013).

David M. Swanson	Trustee	Indefinite	26	Founder and Managing Principal,	Independent
615 E. Michigan St.		Term; Since		SwanDog Strategic Marketing, LLC	Trustee, ALPS
Milwaukee, WI 53202		April 2011		(2006-Present); Executive Vice	Variable
Age: 58				President, Calamos Investments	Investment Trust
				(2004-2006).	(9 Portfolios)
(2006-Present).

LK Balanced Fund

Additional Information (Unaudited) – Continued
June 30, 2015

TRUSTEES AND OFFICERS

			Number of		Other
		Term of	Portfolios		Directorships
	Position(s)	Office and	in Trust		Held by Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	26	Executive Vice President, U.S. Bancorp	None
615 E. Michigan St.	and Trustee	Term; Since		Fund Services, LLC (1994-Present).
Milwaukee, WI 53202		January 2011
Age: 56

Officers

James R. Arnold	President	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term, Since		Fund Services, LLC (2002-Present).
Milwaukee, WI 53202	Principal	January 2011
Age: 58	Executive
Officer

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	President,	Term; Since		Fund Services, LLC (2004-Present).
Milwaukee, WI 53202	Chief	April 2013
Age: 49	Compliance
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	and	Term; Since		Services, LLC (2005-Present).
Milwaukee, WI 53202	Principal	January 2011
Age: 42	Financial
Officer

Mark Quade, Esq.	Assistant	Indefinite	N/A	Assistant Vice President, U.S.	N/A
615 E. Michigan St.	Secretary	Term; Since		Bancorp Fund Services, LLC
Milwaukee, WI 53202		June 2015		(2013-present); Law Clerk,
Age: 33				U.S. Bancorp (2012-2013);
J.D. Candidate, University of
Minnesota Law School (2010-2013).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term; Since		Fund Services, LLC (2005-Present).
Milwaukee, WI 53202		September 2012
Age: 42

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

LK Balanced Fund

Additional Information (Unaudited) – Continued
June 30, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-682-6233.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-682-6233.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 92.67% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2015, was 85.77% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0.59%.

LK Balanced Fund

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Lawson Kroeker Investment Management, Inc.
450 Regency Parkway, Suite 410
Omaha, NE 68114

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-698-1378.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended June 30, 2015 and June 30, 2014, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$15,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$ 2,500	$ 2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 6/30/2015	FYE 6/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     September 3, 2015

By (Signature and Title)*        /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     September 3, 2015

* Print the name and title of each signing officer under his or her signature.